EXHIBIT 99.(a)(1)(ii)

                              LETTER OF TRANSMITTAL

                        To Tender Shares of Common Stock
                            Par Value $0.01 Per Share

                                       of

                                   JOULE INC.

                                       by

                          JAC ACQUISITION COMPANY, INC.

                        Pursuant to the Offer to Purchase
                             Dated November 21, 2003

     THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, EASTERN STANDARD TIME, ON FRIDAY, DECEMBER 19, 2003, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                   Continental Stock Transfer & Trust Company

                   By Mail, By Overnight Courier, or By Hand:
                   Continental Stock Transfer & Trust Company
                        Attn.: Reorganization Department
                           17 Battery Place, 8th Floor
                            New York, New York 10004
                          (212) 509-4000, extension 536

                        FOR NOTICE OF GUARANTEED DELIVERY
                    BY FACSIMILE TRANSMISSION: (212) 616-7610

      TO CONFIRM FACSIMILE TRANSMISSION ONLY: (212) 509-4000, extension 536

                            FOR TELEPHONE ASSISTANCE:
                          (212) 509-4000, extension 536

        Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Depositary. You must sign this Letter of Transmittal in the appropriate space provided below and complete the substitute Form W-9 set forth below.

        The instructions contained within the Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. Questions and requests for assistance may be directed to the Information Agent as set forth on the back cover.

                         DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------
Name(s) and Address(es) of Registered                  SHARES TENDERED
Holder(s) (Please fill in, if blank,          (Attach additional signed list, if
exactly as name(s) appear(s) on                           necessary)
Certificate(s))                               ----------------------------------
                                                 CERTIFICATES     TOTAL SHARES
                                                NUMBER(s) (1):    TENDERED (2):
                                              ----------------------------------

                                              ----------------------------------

                                              ----------------------------------
                                              Total Shares:

(1)  Need not be completed by Book-Entry Stockholders.
(2) Unless otherwise indicated, all shares represented by share certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.

        This Letter of Transmittal is to be used by stockholders of Joule Inc. ("Joule") if certificates for the Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 2 below) is utilized, if delivery of the Shares is to be made by book-entry transfer to an account maintained by the Depositary (as defined in the "Introduction" to the Offer to Purchase) at the Book-Entry Transfer Facility (as defined in the Offer to Purchase in the section titled "The Offer, Section 2 -- Acceptance For Payment and Payment For Shares"). Holders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders" and other stockholders who deliver Shares are referred to herein as "Certificate Stockholders."

        Stockholders whose certificates for the Shares are not immediately available or who cannot deliver the certificates for, or a Book-Entry Confirmation (as defined in the Offer to Purchase in the section titled "The Offer, Section 2 -- Acceptance For Payment and Payment For Shares") with respect to, their Shares and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase in the section titled "The Offer, Section 1 -- Terms of the Offer") must tender their Shares pursuant to the guaranteed delivery procedures set forth in the Offer to Purchase in the section titled "The Offer, Section 3 -- Procedures For Tendering Shares." See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

[ ] Check here if tendered shares are being delivered by book-entry transfer to the Depositary's account at the book-entry transfer facility and complete the following (only participants in the book-entry transfer facility may deliver shares by book-entry transfer):

Name of Tendering Institution:__________________________________________________

Account Number:_________________________________________________________________

Transaction Code Number:________________________________________________________

[ ] Check here if the tendered shares are being delivered pursuant to a notice of guaranteed delivery previously sent to the Depositary and complete the following:

Name(s) of Registered Owners(s):________________________________________________

Window Ticket Number (if any):__________________________________________________

Date of Execution of Notice of Guaranteed Delivery:_____________________________

Name of Institution which Guaranteed Delivery:__________________________________

        If delivery is by book-entry transfer, check here and provide the following information: [ ]

Account Number:_________________________________________________________________

Transaction Code Number:________________________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
                          PLEASE READ THE INSTRUCTIONS
               SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

        Ladies and Gentlemen:

        The undersigned hereby tenders to JAC ACQUISITION COMPANY, INC., a newly formed Delaware corporation ("Purchaser") owned by Emanuel N. Logothetis ("Mr. Logothetis"), Chairman of the Board and Chief Executive Officer of Joule Inc., a Delaware corporation ("Joule"), his sons Nick M. Logothetis and Steven Logothetis, both of whom are directors of Joule, his wife, Helen Logothetis, his daughter Julie Logothetis and John G. Wellman, Jr., President and Chief Operating Officer of Joule (Mr. Logothetis, the members of his family and Mr. Wellman, collectively referred to herein as the "Purchaser Group"), the above-described shares of common stock, par value $0.01 per share of Joule not currently owned by the Purchaser Group (the "Shares"), at $1.52 per Share, in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 21, 2003 and in this related Letter of Transmittal (which, together with any amendments or supplements hereto or thereto, collectively constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign in whole or in part from time to time to one or more of its affiliates the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the Offer and will in no way prejudice the rights of tendering stockholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer. Receipt of the Offer is hereby acknowledged.

        Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby, or upon the order of Purchaser, sells, assigns and transfers to Purchaser, all right, title and interest in and to all the Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after November 21, 2003 (collectively, "Distributions")) and irrevocably constitutes and appoints the Depositary to be the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and any and all Distributions), or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together. in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares (and any and all Distributions) for transfer on the books of Joule, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

        By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Purchaser, its officers and designees, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, (i) to vote at any annual or special meeting of the Joule stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, (ii) to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and (iii) to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for payment by Purchaser. This appointment will he effective if and when, and only to the extent that Purchaser accepts such Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies. consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for the Shares to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares, Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of Joule stockholders.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions and that, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all

Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer, of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price the amount or value of such Distribution as determined by Purchaser in its sole discretion.

        All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. This tender is irrevocable; provided that the Shares tendered pursuant to the Offer may be withdrawn at any time on or prior to the Expiration Date and unless theretofore accepted for payment as provided in the Offer to Purchase, may also be withdrawn at any time after the Expiration Date subject to the withdrawal rights set forth in the Offer to Purchase in the section titled "The Offer, Section 4 -- Rights of Withdrawal."

        The undersigned understands that the valid tender of the Shares pursuant to any one of the procedures described in the Offer to Purchase in the section titled "The Offer, Section 3 -- Procedures For Tendering Shares" and in the Instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the terms of the Offer to Purchase, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

        Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased and/or return any certificates for any Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of the Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and/or return any certificates for any Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of the Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and/or return any certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by Purchaser by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of the Shares so tendered.

      SPECIAL PAYMENT INSTRUCTIONS              SPECIAL PAYMENT INSTRUCTIONS
   (See Instructions 1, 5, 6, and 7)         (See Instructions 1, 5, 6, and 7)

To be completed ONLY if the check for     To be completed ONLY if certificates
the purchase price with respect to        for any Shares not tendered or not
Shares purchased is to be issued in the   accepted for payment and/or the check
name of someone other than the            for the purchase price of any Shares
undersigned, if certificates for any      accepted for payment is to be sent to
Shares not tendered or not accepted for   someone other than the undersigned or
payment are to be issued in the name of   to the undersigned at an address other
someone other than the undersigned or     than that shown under "Description of
if any Shares tendered hereby and         the Shares Tendered."
delivered by book-entry transfer that
are not accepted for payment are to be    Mail check and/or stock certificates
returned by credit to an account          to:
maintained at a Book-Entry Transfer
Facility other than the account           Name(s):______________________________
indicated above.                                          (Please Print)

Issue check and/or stock certificates     Address:______________________________
to:
                                          ______________________________________
Name(s):_______________________________              (Include Zip Code)
                (Please Print)
                                          ______________________________________
Address:_______________________________      (Taxpayer Identification or Social
                                                      Security Number)
_______________________________________     (See Substitute Form W-9 Included
           (Include Zip Code)                            herein)

_______________________________________
      (Taxpayer Identification or
        Social Security Number)
       (See Substitute Form W-9)

[ ]  Credit Shares delivered by
     book-entry transfer and not
     purchased to the Book-Entry
     Transfer Facility account.

_______________________________________
(Account Number)

                                    IMPORTANT
                             Stockholders: Sign Here
               (and Complete Substitute Form W-9 Included Herein)

SIGN HERE ____________________________________________________________ SIGN HERE


________________________________________________________________________________
                            (Signature(s) of Owner(s)

Name(s):________________________________________________________________________

                                 (Please Print)

Name of Firm:___________________________________________________________________
                                       (Please Print)

Capacity (full title):__________________________________________________________
                                         (See Instruction 5)

Address:________________________________________________________________________
                                   (Include Zip Code)

Area Code and Telephone Number:_________________________________________________

Taxpayer Identification or
Social Security Number:_________________________________________________________
                                       (See Substitute Form W-9)

Dated:______________________________ , 2003

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                             GUARANTEE OF SIGNATURES
                           (See Instructions 1 and 5)

                     For Use by Financial Institutions Only.
                     Financial Institutions: Place Medallion
                            Guarantee in Space Below.

Authorized Signature(s):________________________________________________________

Name(s):________________________________________________________________________

Name of Firm:___________________________________________________________________
                                 (Please Print)

Address:________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone Number:_________________________________________________

Dated:______________________________ , 2003

                       CERTIFY IF CERTIFICATE(s) ARE LOST

        [ ] Check here if certificate(s) representing the following shares of Joule Inc. common stock has/have been lost, destroyed, or mutilated (See Instruction 11):

Certificate Number(s)  ____________________     Shares:  _______________________

                       ____________________              _______________________

        (1) I hereby certify that: (a) I have made or caused to be made a diligent search for such stock certificate(s) and have been unable to find or recover it/them; (b) I have not sold, assigned, pledged, transferred, deposited under any agreement, or hypothecated the shares of Joule Inc. common stock represented by such stock certificate(s), or any interest therein, or assigned any power of attorney or other authorization respecting the same that is now outstanding and in force, or otherwise disposed of such stock certificate(s); and (c) no person, firm, corporation, agency, or government, other than me, has or has asserted any right, title, claim, equity, or interest in, to, or respecting such shares of Joule Inc. common stock.

        (2) Please issue a replacement stock certificate(s). In consideration of the issuance of a replacement certificate(s), I hereby agree to indemnify and hold harmless Joule Inc. and Continental Stock Transfer & Trust Company and any person, firm, or corporation now or hereafter acting as Joule Inc.'s transfer agent, exchange agent. registrar, trustee, depository, redemption, fiscal, or paying agent, or in any other capacity, and also any successors in any such capacities, and their respective subsidiaries, affiliates, heirs, successors, and assigns, from and against any and all liability, loss, damage, and expense in connection with, or arising out of, their compliance with my request herein.

        (3) I also agree, in consideration of compliance with the foregoing request, to surrender immediately to Joule Inc. and/or its agents/successor the lost stock certificate(s) should it/ they hereafter come into my possession or control.

-------------------------------------                   --------------------
Signature                                               Date

-------------------------------------                   --------------------
Signature                                               Date

-------------------------------------                   --------------------
Signature                                               Date

STATE                   )
                        ) :ss.
COUNTY OF               )

        I, _____________________, a Notary Public, do hereby certify that on the __ day of __________ 2003, personally appeared before me ______________________, known to me to be the persons whose name(s) is/are subscribed to the foregoing instrument, who, being by me first duly sworn, declared that the statements contained therein are true and that he/she/they signed said instrument for the purposes, in the capacity, and for consideration therein expressed.

        (Notary: Please modify if necessary to conform to your state law or attach an alternative form.)

                                  INSTRUCTIONS
              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

        1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in any of the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, and such registered holder(s) has not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program or by any other "Eligible Guarantor Institution," as such term is defined in Rule l7Ad-15 under the Exchange Act (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

        2. REQUIREMENTS FOR TENDER. This Letter of Transmittal is to be completed by stockholders of Joule either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of the Shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in the Offer to Purchase in the section titled "The Offer, Section 3 -- Procedures For Tendering Shares." For a stockholder validly to tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees or an Agent's Message (in connection with book-entry transfer of the Shares) and any other required documents, must be received by the Depositary at its address set forth herein prior to the Expiration Date (as defined in the Offer to Purchase) and either (i) certificates for tendered Shares must be received by the Depositary at its address prior to the Expiration Date or (ii) Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and in the Offer to Purchase in the section titled "The Offer, Section 3 -- Procedures For Tendering Shares" and a Book-Entry Confirmation must be received by the Depositary prior to the Expiration Date or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth herein and in the Offer to Purchase in the section titled "The Offer, Section 3 -- Procedures For Tendering Shares."

        Stockholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the procedure for book-entry transfer on a timely basis may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth herein and in the Offer to Purchase in the section titled "The Offer, Section 3 -- Procedures For Tendering Shares."

        Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary prior to the Expiration Date and
(iii) the certificates for all tendered Shares, in proper form for transfer (or a Book-Entry Confirmation with respect to all such Shares), together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which the American Stock Exchange is open for business.

        The term "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares which are the subject of such Book-Entry Confirmation, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Purchaser may enforce such agreement against the participant. The signatures on this Letter of Transmittal cover the Shares tendered hereby.

        THE METHOD OF DELIVERY OF THE SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN

THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT THE STOCKHOLDER USE PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

        No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. All tendering stockholders, by executing this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of acceptance of their Shares for payment.

        3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the number of Shares tendered and the certificate numbers with respect to such Shares should be listed on a separate signed schedule attached hereto.

        4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares evidenced by any certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date or the termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

        5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

        If any of the Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

        If this Letter of Transmittal or any stock certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person to so act must be submitted. If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment or certificates for any Shares not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares evidenced by certificates listed and transmitted hereby, the certificates must be endorsed or accompanied by appropriate stock powers. in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

        6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the transfer and sale of any Shares to it or its order pursuant to the Offer. If however, payment of the purchase price of any Shares purchased is to be made to, or if certificates for any Shares not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

        Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates evidencing the Shares tendered hereby.

        7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares accepted for payment is to be issued in the name of, and/or certificates for any Shares not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any stockholder(s) delivering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as stockholder(s) may designate in the box entitled "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Shares were delivered.

        8. BACKUP WITHHOLDING. Under Federal income tax law, a stockholder whose tendered shares are accepted for payment is required, unless an exemption applies, to provide the Depositary (as payor) with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below in order to avoid "backup withholding" of Federal income tax on payments of cash pursuant to the Offer. In addition, the stockholder must certify under penalties of perjury that such TIN is correct and that such stockholder is not subject to backup withholding. See the section titled "The Offer, Section 5 -- Certain Federal Income Tax Consequences of the Offer" in the Offer to Purchase. If a tendering stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box on the Substitute Form W-9. If such stockholder is an individual, the taxpayer identification number is his social security number.

        The tendering stockholder should indicate in Part 3 of the Substitute Form W-9 if the tendering stockholder has not been issued a TIN and has applied for or intends to apply for a TIN in the near future, in which case the tendering stockholder should complete the Certificate of Awaiting Taxpayer Identification Number below. If the stockholder has indicated in Part 3 that a TIN has been applied for and the Depositary is not provided a TIN within 60 days, the Depositary will withhold 28% of all cash payments, if any, made thereafter pursuant to the Offer until a TIN is provided to the Depositary.

        If the Depositary is not provided with the correct taxpayer identification number or the certifications described above, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments of cash to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding at applicable rates (currently 28%).

        Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the Federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder upon filing an income tax return.

        The stockholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

        Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Non-corporate foreign stockholders should complete and sign the main signature form and a Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, signed under penalties of perjury, attesting to that individual's exempt status, in order to avoid backup withholdings. A copy of Form W-8BEN may be obtained from the Depositary. Exempt stockholders, other than foreign individuals, should furnish their TIN, write "Exempt" in Part H of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for more instructions. Holders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

        9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at its address and phone numbers set forth below. You may also contact your broker, dealer, commercial bank or trust companies or other nominee for assistance concerning the Offer.

        10. WAIVER OF CONDITIONS. Subject to the Offer to Purchase, except for the Minimum Tender Condition and the Majority of the Minority Condition (as both conditions are defined in the Offer to Purchase), Purchaser reserves the absolute right in its sole discretion to waive, at any time or from time to time, any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered.

        11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the box immediately following the special payment/special delivery instructions and indicating the number of Shares lost. THE STOCKHOLDER WILL THEN BE INSTRUCTED AS TO THE STEPS THAT MUST BE TAKEN IN ORDER TO REPLACE THE CERTIFICATE(S). THIS LETTER OF TRANSMITTAL AND RELATED DOCUMENTS CANNOT BE PROCESSED UNTIL THE PROCEDURES FOR REPLACING LOST, DESTROYED OR STOLEN CERTIFICATES HAVE BEEN FOLLOWED.

                                   IMPORTANT:

        TO TENDER SHARES PURSUANT TO THE OFFER, THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDERS MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                            IMPORTANT TAX INFORMATION

PURPOSE OF SUBSTITUTE FORM W-9

        To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct taxpayer identification number by completing the form contained herein certifying that the taxpayer identification number provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a taxpayer identification number).

WHAT NUMBER TO GIVE THE DEPOSITARY

        The stockholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

            PAYOR'S NAME: CONTINENTAL STOCK TRANSFER & TRUST COMPANY

Substitute:                  Part 1 - PLEASE PROVIDE   Please check appropriate
Form W-9                     YOUR TIN IN THE BOX AT    box
                             THE RIGHT AND CERTIFY BY  [ ] Individual/Sole
                             SIGNING AND DATING            Proprietor
                             BELOW.                    [ ] Corporation
Internal Revenue Services                              [ ] Partnership [ ] Other
Department of the Treasury   NAME:___________________  _________________________
                             ________________________  Address
                             Business Name

                             Part 2 - For Payees exempt from back-up
Payor's Request for          withholding, see the enclosed "Guidelines for
Taxpayer Identification      Certification of Taxpayer Identification Number on
Number ("TIN")               Substitute Form W-9", check the Exempt box below
                             and complete as instructed therein. Exempt: [ ]

                             Part 3 - CERTIFICATION - Under penalties of perjury, I certify that:
                             (1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me);
                             (2)  I am not subject to backup withholding
                                  because: (a) I am exempt from backup
                                  withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest on dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
                             (3) I am a U.S. person (including a U.S. resident alien).

                             CERTIFICATION INSTRUCTIONS - You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see the instructions in the enclosed guidelines.)

                             Signature:_______________ Part 4 - AWAITING TIN [ ]
                                                       Please complete the
                             Date:____________________ Certificate of Awaiting
                                                       Taxpayer Identification
                                                       Number below.

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 4 OF SUBSTITUTE FORM W-9 AND ARE AWAITING YOUR TIN.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalty of perjury that a taxpayer identification number has not been issued to me. and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all payments to be made to me thereafter will be withheld until I provide a number.

Signature:________________________        Date:______________________ 2003

        MANUALLY SIGNED FACSIMILE COPIES OF THE LETTER OF TRANSMITTAL WILL BE ACCEPTED. THE LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH STOCKHOLDER OF JOULE OR SUCH STOCKHOLDER'S BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ITS ADDRESS SET FORTH ON THE FIRST PAGE.

        Questions and requests for assistance may be directed to the Information Agent and requests for additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be directed to the Information Agent at its telephone number and location listed below, and will be furnished promptly at Purchaser's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                       INFORMATION AGENT FOR THE OFFER IS:

                              D.F. King & Co., Inc.
                                 48 Wall Street
                            New York, New York 10005
                 Banks and Brokers Call Collect: (212) 269-5550
                    All Others Call Toll Free (800) 859-8511